                                                                     EXHIBIT 1.1

                                2,400,000 Shares

                              COMMAND SYSTEMS, INC.

                                  Common Stock

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                                          , 1998
                                                           ----------- ---

COWEN & COMPANY
VOLPE BROWN WHELAN & COMPANY, LLC
 As Representatives of the several Underwriters

c/o Cowen & Company
 Financial Square
 New York, New York 10005

Dear Sirs:

          1.  Introductory.  Command Systems, Inc., a Delaware corporation (the
              ------------
"Company"), and the selling stockholders named in Schedule B hereto (the "Selling Stockholders") propose to sell, pursuant to the terms of this Agreement, to the several underwriters named in Schedule A hereto (the "Underwriters," or, each, an "Underwriter"), an aggregate of 2,400,000 shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company.
The aggregate of 2,400,000 shares so proposed to be sold is hereinafter referred to as the "Firm Stock." The Selling Stockholders listed in Schedule B hereto also propose to sell to the Underwriters, upon the terms and conditions set forth in Section 3 hereof, up to an additional 360,000 shares of Common Stock (the "Optional Stock"). The Firm Stock and the Optional Stock are hereinafter collectively referred to as the "Stock." Cowen & Company ("Cowen") and Volpe Brown Whelan & Company, LLC ("Volpe Brown") are acting as representatives of the several Underwriters and in such capacity are hereinafter referred to as the "Representatives."

          2.   (a)  Representations, Warranties and Agreements of the Company.
                    ---------------------------------------------------------
The Company represents and warrants to, and agrees with, the several Underwriters that:

                        (i) A registration statement on Form S-1 (File No. 333-43877) in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective with respect to the Stock, including any preeffective prospectuses included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, copies of which have heretofore been delivered to you, has been carefully prepared by the Company in conformity with the requirements of the Securities Act and has been filed with the Commission under the Securities Act; one or more amendments to such registration statement, including in each case an amended preeffective prospectus, copies of which amendments have heretofore been delivered to you, have been so prepared and filed. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed and must be declared effective before the offering of the Stock may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. The term "Registration Statement" as used in this Agreement shall also include any registration statement relating to the Stock that is filed and declared effective pursuant to Rule 462(b) under the Securities Act. The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement, or
          (A) if the prospectus included in the Registration Statement omits information in reliance on Rule 430A under the Securities Act and such information is included in a prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act, the term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement as supplemented by the addition of the Rule 430A information contained in the prospectus filed with the Commission pursuant to Rule 424(b) and (B) if prospectuses that meet the requirements of Section 10(a) of the Securities Act are delivered pursuant to Rule 434 under the Securities Act, then (i) the term "Prospectus" as used in this Agreement means the "prospectus subject to completion" (as such term is defined in Rule 434(g) under the Securities Act) as supplemented by (a) the addition of Rule 430A information or other information contained in the form of prospectus delivered pursuant to Rule 434(b)(2) under the Securities Act or (b) the information contained in the term sheets described in Rule 434(b)(3) under the Securities Act, and (ii) the date of such prospectuses shall be deemed to be the date of the term sheets. The term "Preeffective Prospectus" as used in this Agreement means the prospectus subject to completion in the form included in the Registration Statement at the time of the initial filing of the Registration Statement with the Commission, and as such prospectus shall have been amended from time to time prior to the date of the Prospectus.

                       (ii) The Commission has not issued or, to the Company's knowledge, threatened to issue any order preventing or suspending the use of any Preeffective Prospectus, and, at its date of issue, each Preeffective Prospectus conformed in all material respects with the requirements of the Securities Act and did not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and, when the Registration Statement becomes effective and at all times subsequent thereto up to and including each Closing Date (as hereinafter defined), the Registration Statement and the Prospectus and any amendments or supplements thereto contained and will contain all material statements and information required to be included therein by the Securities Act and conformed and will conform in all material respects to the

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

          requirements of the Securities Act and neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, included or will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations, warranties and agreements shall not apply to (A) information contained in or omitted from any Preeffective Prospectus or the Registration Statement or the Prospectus or any such amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter, directly or through you, or by any Selling Stockholder, specifically for use in the preparation thereof or (B) to the distribution responsibilities of the Underwriters; there is no franchise, lease, contract, agreement or document required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed therein as required; and all descriptions of any such franchises, leases, contracts, agreements or documents contained in the Registration Statement are accurate and complete descriptions of such documents in all material respects.

                       (iii) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, and except as set forth or contemplated in the Prospectus, neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, nor entered into any transactions not in the ordinary course of business (or as contemplated hereby), and there has not been any material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries, considered as a whole and individually, or any change in the capital stock or, except with respect to regularly scheduled payments of interest or principal, short-term or long-term debt of the Company and its subsidiaries considered as a whole and individually. Neither the Company nor any of its subsidiaries have material contingent obligations which are not disclosed in the Company's financial statements which are included in the Registration Statement, as it may be amended or supplemented, which are required to be so disclosed under generally accepted accounting principles in the United States ("GAAP"); and, whether or not required to be disclosed under GAAP, to the Company's knowledge, neither the Company nor any of its subsidiaries have material contingent obligations which are not disclosed on such financial statements.

                       (iv) The financial statements, together with the related notes and schedules, set forth in the Prospectus and elsewhere in the Registration Statement fairly present, on the basis stated in the Registration Statement, the financial position and the results of operations and changes in financial position of the Company and its consolidated subsidiaries at the respective dates or for the respective periods therein specified. Such statements and related notes and

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

          schedules have been prepared in accordance with generally accepted accounting principles in the United States applied on a consistent basis except as may be set forth in the Prospectus. The selected financial and statistical data set forth in the Prospectus under the caption "Selected Consolidated Financial Data" fairly present, on the basis stated in the Registration Statement, the information set forth therein.

                       (v) Ernst & Young LLP, who have audited the financial statements included in the Registration Statement and the Prospectus, are independent public accountants as required by the Securities Act and the Rules and Regulations.

                       (vi) The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing as corporations under the laws of their respective jurisdictions of organization, with corporate power and authority to own or lease their properties and to conduct their businesses as described in the Registration Statement and the Prospectus; the Company and its subsidiaries are in possession of and operating in compliance in all material respects with all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders required for the conduct of their businesses, all of which are valid and in full force and effect; and the Company and each of such subsidiaries are duly qualified or authorized to do business and in good standing as foreign corporations in all other jurisdictions where their ownership or leasing of properties or the conduct of their businesses requires such qualification or authorization. The Company and each of its subsidiaries has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public regulatory or governmental agencies and bodies to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus, and no such consent, approval, authorization, order, registration, qualification, license or permit contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus. The Company owns all of the issued and outstanding capital stock of Command International Holdings, LLC, a corporation organized under the laws of Mauritius ("Command Mauritius"), and Command Mauritius owns all of the issued and outstanding capital stock of Command International Software Pvt., an unlimited liability company organized under the laws of India ("Command India"), and neither the Company nor any of its direct or indirect subsidiaries owns or controls, directly or indirectly, any other corporations, associations or other entities.

                       (vii) The Company's authorized and outstanding capital stock is on the date hereof, and will be on the Closing Dates, as set forth under the heading "Capitalization" in the Prospectus; the information set forth under the caption "Capitalization" in the Prospectus (after giving effect to the transactions therein described) is true and correct; the outstanding shares of Common Stock (including the outstanding shares of Stock) of the Company conform to the description thereof in the Registration Statement and the Prospectus and have been duly authorized and

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          validly issued and are fully paid and nonassessable and have been issued in compliance with all applicable federal and state securities laws and were not issued in violation of or subject to any preemptive rights or similar rights to subscribe for or purchase securities. Except as disclosed in and or contemplated by the Registration Statement and the Prospectus and the financial statements of the Company and related notes and schedules thereto included in the Registration Statement and the Prospectus, the Company does not have outstanding any options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock option and other stock plans or arrangements, and the options or other rights granted or exercised thereunder, as set forth in the Registration Statement and the Prospectus, accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights. The name of each holder of an option to purchase shares of the capital stock of the Company which is or will be outstanding as of the date hereof and which will vest in whole or in part prior to 180 days following the date hereof has been included in Schedule C hereto and has delivered a lock-up agreement to Cowen. All outstanding shares of capital stock of each subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable and are owned directly by the Company or by another wholly-owned subsidiary of the Company free and clear of any liens, charges, encumbrances, equities or claims. Neither the transactions contemplated hereby nor by the (i) Stock Exchange Agreement dated as of December 31, 1997 among the Company, Phoenix Home Life Mutual Insurance Company ("Phoenix"), PHL Global Holding Co. ("PHL Global") and Command Mauritius (the "Stock Exchange Agreement");
          (ii) the Company's grant of options to purchase ____ shares of Common Stock under its 1997 Employee, Director and Consultant Stock Plan (the "1997 Plan") or (iii) the grant of options to purchase ________________ shares of Common Stock in substitution for rights previously granted or awarded pursuant to the Company's Shadow Stock Incentive Plan (the "Shadow Plan") has or will trigger any anti-dilution provisions applicable to any securities of the Company (other than those that have been expressly waived or that will automatically expire upon the Closing Date prior to taking effect). Upon consummation of the offering contemplated hereby on the First Closing Date (as defined below), all outstanding shares of the Company's Series A Convertible Preferred Stock and Series B Convertible Preferred Stock of the Company shall have automatically converted into an aggregate of 2,351,250 shares of Common Stock as is set forth under the caption "Capitalization" in the Prospectus.

                       (viii) The grant of options pursuant to the 1997 Plan in substitution for rights granted or awarded pursuant to the Shadow Plan has not and will not result in any damage, loss, obligation or other financial obligation of or to the Company (other than the Company's obligations with respect to the options themselves) or result in the incurrence of any tax liability or other adverse tax consequence or result in a charge to earnings or other adverse effect on the Company's financial statements.

                       (ix) The Stock to be issued and sold by the Company to the Underwriters hereunder has been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and nonassessable and free of any preemptive or similar rights and will conform in all material respects to the description thereof in the Registration Statement and the Prospectus.

                       (x) Except as set forth in the Registration Statement and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries or affiliates is a party or of which any property of the Company or any subsidiary or affiliate is subject, which, if determined adversely to the Company or any such subsidiary or affiliate, might individually or in the aggregate (A) prevent or adversely affect the transactions contemplated by this Agreement or the Stock Exchange Agreement, (B) suspend the effectiveness of the Registration Statement, (C) prevent or suspend the use of the Preeffective Prospectus in any jurisdiction or (D) result in a material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries considered as a whole, and there is no valid basis for any such legal or governmental proceeding; and to the best of the Company's knowledge no such proceedings are threatened or contemplated against the Company or any subsidiary or affiliate by governmental authorities or others. Neither the Company nor any of its subsidiaries is a party or, to the Company's knowledge, otherwise subject to, the provisions of any material injunction, judgment, decree or order of any court, regulatory body or other governmental agency or body ("Governmental Authority"). The description of the Company's litigation under the heading "Business--Legal Proceedings" in the Prospectus is true and correct and complies with the Rules and Regulations.

                       (xi) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated
          (A) will not conflict with or result in the violation of any provisions of the Amended and Restated Certificate of Incorporation, By-Laws or other organizational documents of the Company or any of its subsidiaries, or any law, order, rule or regulation applicable to the Company or any of its subsidiaries of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets or will result in the creation of a lien on any of the properties or assets of the Company or any of its subsidiaries and (B) will not conflict with or result in a breach or violation of any of the terms or provisions of or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries, or its properties or the properties of any of its subsidiaries, is or may be bound.

          (xii) No consent, approval, authorization or order of any court or governmental agency or body is required or necessary in connection with the execution and delivery by the Company or for the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or under the Securities Act or under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or the securities or "Blue Sky" laws of any jurisdiction in connection with the purchase and distribution of the Stock by the Underwriters.

          (xiii) The Company has the full corporate power and authority to enter into this Agreement to perform its obligations hereunder (including to issue, sell and deliver the Stock) and this Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that rights to indemnity and contribution hereunder may be limited by federal or state securities laws or the public policy underlying such laws and except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, or by general equitable principles.

          (xiv) The execution, delivery and performance of the Exchange Documents (as defined below) by the Company and Command Mauritius and, to the Company's knowledge, the other parties thereto, and the consummation of the transactions therein contemplated did not and will not result in a breach or violation of any of the terms or provisions of or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under any indenture, mortgage, deed of trust, note agreement or other agreement or instrument by which such party or any of its properties is or may be bound, any organizational documents of such party, or any law, order, rule or regulation applicable to such party of any court or governmental agency or body having jurisdiction over such party or any of its properties or will result in the creation of a lien. Each of the Exchange Documents is in full force and effect and the Company, Command Mauritius and, to the knowledge of the Company, the other parties thereto are in full compliance with all their obligations under such agreements. Except with respect to the Exchange Documents or as otherwise disclosed in the Registration Statement and Prospectus, there are no agreements, contracts, commitments, undertakings, or other arrangements, whether oral or written, between, among or involving the Company or any of its subsidiaries or affiliates and Phoenix or any of its subsidiaries or affiliates. True and complete copies of the Exchange Agreements have been provided to counsel to the Underwriters. The Stock Exchange Agreement, the Registration Rights Agreement dated as of December 31, 1997 between the Company and PHL Global and the Co-Sale Agreement dated as of December 31,


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1997 among the Company, PHL Global and Edward G. Caputo (the "Co-Sale
Agreement"), and the Stock Exchange Agreement dated August 26, 1997 between the Company and Phoenix, the Registration Rights Agreement dated August 26, 1997 between the Company and Phoenix, the Co-Sale Agreement by and among the Company, Phoenix and Edward G. Caputo are collectively referred to herein as the "Exchange Documents".

          (xv) No consent, approval, authorization or order of any court or governmental agency or body is required or necessary in connection with the execution and delivery by the Company and Command Mauritius of, or the consummation by the Company and Command Mauritius of the transactions contemplated by, the Exchange Documents, except for the approval of the Reserve Bank of India for the transfer of the Command India capital stock contemplated by the Exchange Agreement, which approval has been obtained.

          (xvi) Each of the Company, Command Mauritius and, to the Company's knowledge, each other party to the Exchange Documents has the full corporate power and authority to enter into the Exchange Documents and to perform its obligations thereunder and the Exchange Documents have been duly and validly authorized, executed and delivered by the Company and Command Mauritius and are valid and binding obligations of such party, enforceable against such party in accordance with their terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, or by general equitable principles.

          (xvii) The Company and its subsidiaries are in all material respects in compliance with, and conduct their businesses in conformity in all material respects with, all applicable federal, state, local and foreign laws, rules and regulations or any court or governmental agency or body; to the knowledge of the Company, except as set forth in the Registration Statement and the Prospectus, no prospective change in any of such federal, state, local or foreign laws, rules or regulations has been adopted which, when made effective, would have a material adverse effect on the operations of the Company or any of its subsidiaries. Except as disclosed in the Registration Statement and the Prospectus, the Company and its subsidiaries are in compliance with all applicable existing federal, state, local and foreign laws, rules and regulations relating to the protection of human health or the environment or imposing liability or requiring standards of conduct concerning any Hazardous Materials ("Environmental Laws"), except for such instances of noncompliance which, either singly or in the aggregate, would not have a material adverse effect. The term "Hazardous Material" means (A) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

          (xviii) The Company and its subsidiaries have filed all necessary federal, state, local and foreign income, payroll, franchise and other tax returns and have paid all taxes shown as due thereon or with respect to any of their properties (other than those being contested in good faith which have been disclosed to Cowen); and there is no tax deficiency that has been, or to the knowledge of the Company is likely to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets that would adversely affect the financial position, business or results of operations of the Company and its subsidiaries. All tax liabilities have been adequately provided for in the consolidated financial statements of the Company contained in the Registration Statement and the Prospectus.

          (xix) Except as disclosed in the Registration Statement and the Prospectus, no person or entity has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement or otherwise. Except to the extent set forth in the Registration Statement and Prospectus, each person or entity with the right to require registration of shares of Common Stock has waived such right in writing and a true and complete a copy of such waiver has been delivered to counsel for the Underwriters.

          (xx) Neither the Company nor, to the Company's knowledge, any of its officers, directors or affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

          (xxi) The Company has provided you with all financial statements of the Company and its subsidiaries since January 1, 1992 to the date hereof that are available to the officers of the Company, including unaudited consolidated financial statements for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997.

          (xxii) The Company and its subsidiaries own or possess all patents, trademarks, trademark registrations, service marks, service mark registrations, tradenames, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned by them or any of them or, except where the failure to have such rights would not have a material adverse effect on the business or financial condition of the Company and its subsidiaries individually or taken as a whole, necessary for the conduct of their respective businesses, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and its subsidiaries with respect to the foregoing. The Company's business as now conducted and as proposed to be conducted does not and will not infringe or conflict with in any material respect patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses or other intellectual property or franchise right of any person. Except as described in the Prospectus, no claim has been made against the Company alleging the infringement by the Company of any patent, trademark, service mark, tradename, copyright, trade secret, license in or other intellectual property right or franchise right of any person.

          (xxiii) The Company and its subsidiaries have performed in all material respects the obligations required to be performed by them under all contracts required by Item 601(b)(10) of Regulation S-K under the Securities Act to be filed as exhibits to the Registration Statement, and neither the Company nor any of its subsidiaries nor, to the Company's knowledge, any other party to such contract is in default under or in breach of any such obligations. Neither the Company nor any of its subsidiaries has received any notice of such default or breach.

          (xxiv) Neither the Company nor any of its subsidiaries is involved in any labor dispute and, to the Company's knowledge, no such dispute is threatened. The Company is not aware that (A) any executive, key employee or significant group of employees of the Company or any subsidiary plans to terminate employment with the Company or any such subsidiary or (B) any such executive or key employee is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by the present or proposed business activities of the Company and its subsidiaries. Neither the Company nor any subsidiary has or expects to have any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or, with respect to Command India, other similar law, to which the Company or any subsidiary makes or ever has made a contribution and in which any employee of the Company or any subsidiary is or has ever been a participant. With respect to such plans, the Company and each subsidiary are in compliance in all material respects with all applicable provisions of ERISA or, with respect to Command India, other similar law.

          (xxv)    The Company has obtained the written agreement described in
Section 8(m) of this Agreement from each of the parties listed in Schedule C hereto and has delivered true and complete copies thereof to Cowen.

          (xxvi) The Company and its subsidiaries have, and the Company and its subsidiaries as of the Closing Dates will have, good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company or of its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as would not have a material adverse effect on the Company and its subsidiaries considered as a whole; and any real property and buildings held under lease by the Company and its subsidiaries or proposed to be held after giving effect to the transactions described in the Registration Statement and the Prospectus are, or will be as of each Closing Date, held by them under valid, subsisting and enforceable leases with such exceptions as would not have a material adverse effect on the Company and its subsidiaries considered as a whole or individually, in each case except as described in or contemplated by the Registration Statement and the Prospectus and except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, or by general equitable principles.

          (xxvii) The Company and its subsidiaries maintain insurance against such losses and risks and in such amounts as are customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Registration Statement and the Prospectus; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries considered as a whole and individually, except as described in or contemplated by the Prospectus.

          (xxviii) Other than as contemplated by this Agreement, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder's fee or other fee or commission as a result of any of the transactions contemplated by this Agreement.

          (xxix) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of doing Business with Cuba, and the Company
---------------------------------------------------------
further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, the Company will provide the Department notice of such business in a form acceptable to the Department.

          (xxx) The Company and each of its subsidiaries maintain a system of internal accounting controls reasonably sufficient to provide that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                    (xxxi) Neither the Company nor any of its subsidiaries nor, to the Company's knowledge, any director, employee or agent of the Company or any of its subsidiaries has made any payment of funds of the Company or any of its subsidiaries or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement and the Prospectus.

                    (xxxii) Neither the Company nor any of its subsidiaries is or, after application of the net proceeds of the offering contemplated hereby as described under the caption "Use of Proceeds" in the Prospectus, will become, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                    (xxxiii) The Company is not and does not intend to become
          (a) a controlled foreign corporation, as such term is defined in the Internal Revenue Code of 1986, as amended (the "Code"), (b) a passive foreign investment company within the meaning of Section 1296(a) of the Code or (c) a foreign personal holding corporation, as such term is defined in the Code.

                    (xxxiv) Each certificate signed by any officer of the Company or any of its subsidiaries and delivered to the Underwriters or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company as to the matters covered thereby.

                    (xxxv) The Common Stock has been approved for quotation and trading on the Nasdaq National Market, subject to official notice of effectiveness.

          For purposes of the foregoing representations and warranties which are conditioned by reference to the knowledge of the Company, the Company shall be charged with the knowledge of each Selling Stockholder.

          (b) Representations, Warranties and Agreements of the Selling
              ---------------------------------------------------------
Stockholders.  Each Selling Stockholder severally and not jointly represents and
------------
warrants to, and agrees with, the several Underwriters that such Selling
Stockholder:

                    (i) Now has, and on each Closing Date will have, valid and marketable title to the Stock to be sold by such Selling Stockholder, free and clear of any lien, claim, security interest or other encumbrance, including, without limitation, any restriction on transfer, and has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement (each as hereinafter defined), and, to the extent such Selling Stockholder is a corporation or a partnership, has been duly organized and is validly existing and in good standing as a corporation or a partnership, as applicable, under the laws of its jurisdiction of organization.

                    (ii) Now has, and on each Closing Date will have, upon delivery of and payment for each share of Stock hereunder, full right, power, authority and any approval required by law to sell, transfer, assign and deliver the Stock being sold by such Selling Stockholder hereunder, and each of the several Underwriters will acquire valid and marketable title to all of the Stock being sold to the Underwriters by such Selling Stockholder, free and clear of any liens, encumbrances, equities claims, restrictions on transfer or other defects whatsoever.

                    (iii) For a period of 180 days after the date of this Agreement, without the consent of Cowen, such Selling Stockholder will not offer to sell, sell, contract to sell or otherwise dispose of any capital stock or securities convertible into or exchangeable for capital stock, including, without limitation, capital stock which may be deemed to be beneficially owned by such Selling Stockholder in accordance with the Rules and Regulations, except for the Stock being sold hereunder.

                    (iv) Has duly executed and delivered a power of attorney in substantially the form heretofore delivered to the Representatives (the "Power of Attorney"), appointing Lewis J. Geffen and Brian P. Keane, and each of them or their duly appointed substitutes, as attorney-in-fact (the "Attorneys-in-fact") with authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to authorize the delivery of the shares of Stock to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement.

                    (v) Has duly executed and delivered a custody agreement in substantially the form heretofore delivered to the Representatives (the "Custody Agreement"), with Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. as custodian ("Mintz Levin"), pursuant to which certificates in negotiable form for the shares of Stock to be sold by such Selling Stockholder hereunder have been placed in custody for delivery under this Agreement.

                    (vi) Has, by execution and delivery of each of this Agreement, the Power of Attorney and the Custody Agreement, created valid and binding obligations of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms, except to the extent that rights to indemnity hereunder may be limited by federal or state securities laws or the public policy underlying such laws and, except with respect to the Power of Attorney and Custody Agreement, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, or by general equitable principles.

                    (vii) The performance by such Selling Stockholder of this Agreement, the Custody Agreement and the Power of Attorney, and the consummation by such Selling Stockholder of the transactions contemplated hereby and thereby will not result in a breach or violation by such Selling Stockholder of any of the terms or provisions of, or constitute a default by such Selling Stockholder under, any indenture, mortgage, deed of trust, trust (constructive or other), loan agreement, lease, franchise, license or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or any of its properties is bound, or any judgment of any court or governmental agency or body applicable to such Selling Stockholder or any of its properties, or to such Selling Stockholder's knowledge, any statute, decree, order, rule or regulation of any court or governmental agency or body applicable to such Selling Stockholder or any of its properties or, in the case of a Selling Stockholder that is a corporation or other entity, the certificate of incorporation, by-laws or other organizational documents of such Selling Stockholder.

                    (viii) Neither such Selling Stockholder nor, to the knowledge of such Selling Stockholder, any of its affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

                    (ix) Has no reason to believe that the representations and warranties of the Company contained in this Section 2 are not true and correct, has reviewed the Registration Statement and the Prospectus and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement or the Prospectus which has adversely affected or may adversely affect the business of the Company or any of its subsidiaries; and the sale of the Shares by such Selling Stockholder pursuant hereto is not prompted by any materially adverse information concerning the Company or any of its subsidiaries which is not set forth in the Registration Statement and the Prospectus. The information pertaining to the Selling Stockholder under the caption "Selling Stockholders" in the Prospectus is complete and accurate in all material respects.

          Each Selling Stockholder agrees that the shares of Stock represented by the certificates held in custody under the Custody Agreement are for the benefit of and coupled with and subject to the interests of the Underwriters, the other Selling Stockholders and the Company hereunder, and that the arrangement for such custody and the appointment of the Attorneys-in-fact are irrevocable; that the obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death or incapacity, liquidation or distribution of such Selling Stockholder, or any other event, that if such Selling Stockholder should die or become incapacitated or is liquidated or dissolved or any other event occurs, before the delivery of the Stock hereunder, certificates for the Stock to be sold by such Selling Stockholder shall be delivered on behalf of such Selling Stockholder in accordance with the terms and conditions of this Agreement and the Custody Agreement, and action taken by the Attorneys-in-fact or any of them under the Power of Attorney shall be as valid as if such death, incapacity, liquidation or dissolution or other event had not occurred, whether or not the Custodian, the Attorneys-in-fact or any of them shall have notice of such death, incapacity, liquidation or dissolution or other event.

          3.  Purchase by, and Sale and Delivery to, Underwriters--Closing
              ------------------------------------------------------------
Dates.  The Company and the Selling Stockholders agree, severally and not
-----
jointly, to sell to the Underwriters the Firm Stock, with the number of shares to be sold by the Company and each Selling Stockholder being the number of Shares set opposite his, her or its name in Schedule B; and on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase the Firm Stock from the Company and the Selling Stockholders, the number of shares of Firm Stock to be purchased by each Underwriter being set opposite its name in Schedule A, subject to adjustment in accordance with Section 12 hereof. The number of shares of Stock to be purchased by each Underwriter from each Selling Stockholder hereunder shall bear the same proportion to the total number of shares of Stock to be purchased by such Underwriter hereunder as the number of shares of stock being sold by each Selling Stockholder bears to the total number of shares of Stock being sold by all Selling Stockholders, subject to adjustment by the Representatives to eliminate fractions.

          The purchase price per share to be paid by the Underwriters to the Company and the Selling Stockholders net of underwriting discounts and commissions will be $_____ per share (the "Purchase Price").

          The Company and the Selling Stockholders will deliver the Firm Stock to the Representatives for the respective accounts of the several Underwriters (in the form of definitive certificates, issued in such names and in such denominations as the Representatives may direct by notice in writing to the Company and the Selling Stockholders given at or prior to 12:00 Noon, New York Time, on the second full business day preceding the First Closing Date (as defined below) or, if no such direction is received, in the names of the respective Underwriters or in such other names as Cowen may designate (solely for the purpose of administrative convenience) and in such denominations as Cowen may determine), against payment of the aggregate Purchase Price therefor by wire transfer, certified or official bank check or checks in immediately available funds (same day funds), payable to the order of the Company and each Selling Stockholder, all at the offices of Buchanan Ingersoll, College Centre, 500 College Road East, Princeton, New Jersey 08540. The time and date of the delivery and closing shall be at 10:00 a.m., New York Time, on

____________, 1998, in accordance with Rule 15c6-1 of the Exchange Act. The time and date of such payment and delivery are herein referred to as the "First Closing Date." The First Closing Date and the location of delivery of, and the form of payment for, the Firm Stock may be varied by agreement among the Company, the Selling Stockholders and Cowen. The First Closing Date may be postponed pursuant to the provisions of Section 12.

          The Company and the Selling Stockholders shall make the certificates for the Firm Stock available to the Representatives for examination on behalf of the Underwriters not later than 10:00 a.m., New York Time, on the business day preceding the First Closing Date at the offices of Cowen & Company, Financial Square, New York, New York 10005.

          It is understood that Cowen or Volpe Brown, individually and not as Representatives of the several Underwriters, may (but shall not be obligated to) make payment to the Company or to the Selling Stockholders on behalf of any Underwriter or Underwriters, for the Stock to be purchased by such Underwriter or Underwriters. Any such payment by Cowen or Volpe Brown shall not relieve such Underwriter or Underwriters from any of its or their other obligations hereunder.

          The several Underwriters agree to make an initial public offering of the Firm Stock at the initial public offering price as soon after the effectiveness of the Registration Statement as in their judgment is advisable. The Representatives shall promptly advise the Company and the Selling Stockholders of the making of the initial public offering.

          For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Stock as contemplated by the Prospectus, each Selling Stockholder hereby grants to the Underwriters an option to purchase, severally and not jointly, up to the aggregate number of shares of Optional Stock set forth opposite each such Selling Stockholder's name on Schedule B hereto, for an aggregate of up to 360,000 shares. The price per share to be paid for the Optional Stock shall be the Purchase Price. The option granted hereby may be exercised as to all or any part of the Optional Stock at any time, and from time to time, not more than thirty (30) days subsequent to the effective date of this Agreement. No Optional Stock shall be sold and delivered unless the Firm Stock previously has been, or simultaneously is, sold and delivered. The right to purchase the Optional Stock or any portion thereof may be surrendered and terminated at any time upon notice by the Underwriters to the Company and the Selling Stockholders.

          The option granted hereby may be exercised by the Underwriters by giving written notice from Cowen to the Selling Stockholders setting forth the number of shares of the Optional Stock to be purchased by them and the date and time for delivery of and payment for the Optional Stock. Each date and time for delivery of and payment for the Optional Stock (which may be the First Closing Date, but not earlier) is herein called the "Option Closing Date" and shall in no event be earlier than two (2) business days nor later than ten (10) business days after written notice is given. (The Option Closing Date and the First Closing Date are herein called the "Closing Dates" and each a "Closing Date.") All purchases of Optional Stock from the Selling Stockholders shall be made 50% from Edward G. Caputo and 50% from Phoenix Home Life Mutual Insurance Company and PHL Global Holding Co. Optional Stock shall be purchased for the account of each

Underwriter in the same proportion as the number of shares of Firm Stock set forth opposite such Underwriter's name in Schedule A hereto bears to the total number of shares of Firm Stock (subject to adjustment by the Underwriters to eliminate odd lots). Upon exercise of the option by the Underwriters, each Selling Stockholder agrees to sell to the Underwriters the number of shares of Optional Stock set forth in the written notice of exercise and the Underwriters agree, severally and not jointly and subject to the terms and conditions herein set forth, to purchase the number of such shares determined as aforesaid.

          The Selling Stockholders will deliver the Optional Stock to the Representatives in Princeton, New Jersey (in the form of definitive certificates, issued in such names and in such denominations as the Representatives may direct by notice in writing to the Selling Stockholders given at or prior to 12:00 Noon, New York Time, on the second full business day preceding the Option Closing Date or, if no such direction is received, in the names of the respective Underwriters or in such other names as Cowen may designate (solely for the purpose of administrative convenience) and in such denominations as Cowen may determine, against payment of the aggregate Purchase Price therefor by wire transfer, or certified or official bank checks, in immediately available funds (same day funds), payable to the order of each Selling Stockholder all at the offices of Buchanan Ingersoll, College Centre, 500 College Road East, Princeton, New Jersey 08540. The Selling Stockholders shall make the certificates for the Optional Stock available to the Underwriters for examination not later than 10:00 a.m., New York Time, on the business day preceding the Option Closing Date at the offices of Cowen & Company, Financial Square, New York, New York 10005. The Option Closing Date and the location of delivery of, and the form of payment for, the Option Stock may be varied by agreement among the Company, the Selling Stockholders and Cowen. The Option Closing Date may be postponed pursuant to the provisions of Section 12.

          4.  Covenants and Agreements of the Company and the Selling
              -------------------------------------------------------
          Stockholders.
          ------------

          (a) The Company covenants and agrees with the several Underwriters that:

                    (i) The Company will (A) if the Company and the Representatives have determined not to proceed pursuant to Rule 430A of the Rules and Regulations, use its best efforts to cause the Registration Statement to become effective, (B) if the Company and the Representatives have determined to proceed pursuant to Rule 430A of the Rules and Regulations, use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to Rule 430A and Rule 424 of the Rules and Regulations and
          (C) if the Company and the Representatives have determined to deliver Prospectuses pursuant to Rule 434 of the Rules and Regulations, to use its best efforts to comply with all the applicable provisions thereof. The Company will advise the Representatives promptly as to the time at which the Registration Statement becomes effective, will advise the Representatives promptly of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the institution of any proceedings for that purpose, and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible the lifting thereof, if issued. The Company will advise the Representatives promptly of the receipt of any comments of the Commission or any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for additional information and will not at any time file any amendment to the Registration Statement or supplement to the Prospectus which shall not previously have been submitted to the Representatives a reasonable time prior to the proposed filing thereof or to which the Representatives shall reasonably object in writing or which is not in compliance with the Securities Act and the Rules and Regulations.

                    (ii) The Company will prepare and file with the Commission, promptly upon the request of the Representatives, any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may be necessary to enable the several Underwriters to continue the distribution of the Stock and will use its best efforts to cause the same to become effective as promptly as possible.

                    (iii) If at any time after the effective date of the Registration Statement when a prospectus relating to the Stock is required to be delivered under the Securities Act any event relating to or affecting the Company or any of its subsidiaries occurs as a result of which the Prospectus or any other prospectus as then in effect would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Securities Act, the Company will promptly notify the Representatives thereof and will prepare an amended or supplemented prospectus which will correct such statement or omission; and in case any Underwriter is required to deliver a prospectus relating to the Stock nine (9) months or more after the effective date of the Registration Statement, the Company upon the request of the Representatives and at the expense of such Underwriter will prepare promptly such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act.

                    (iv) The Company will deliver to the Representatives, at or before the Closing Date, signed copies of the Registration Statement, as originally filed with the Commission, and all amendments thereto including all financial statements and exhibits thereto, and will deliver to the Representatives such number of copies of the Registration Statement, including such financial statements but without exhibits, and all amendments thereto, as the Representatives may reasonably request. The Company will deliver or mail to or upon the order of the Representatives, from time to time until the effective date of the Registration Statement, as many copies of the Preeffective Prospectus as the Representatives may reasonably request. The Company will deliver or mail to or upon the order of the Representatives on the date of the initial public offering, and thereafter from time to time during the period when delivery of a prospectus relating to the Stock is required under the Securities Act, as many copies of the Prospectus, in final form or as thereafter amended or supplemented as the Representatives may reasonably request; provided, however, that the expense of the preparation and delivery of any prospectus required for use nine (9) months or more after the effective date of the Registration Statement shall be borne by the Underwriters required to deliver such prospectus.

                    (v) The Company will make generally available to its Stockholders as soon as practicable, but not later than the 45th day following the end of the fiscal year occurring after the first anniversary of the effective date of the Registration Statement, an earnings statement which will be in reasonable detail (but which need not be audited) and which will comply with Section 11(a) of the Securities Act, covering a period of at least twelve (12) months beginning after the "effective date" (as defined in Rule 158 under the Securities Act) of the Registration Statement.

                    (vi) The Company will cooperate with the Representatives to enable the Stock to be registered or qualified for offering and sale by the Underwriters and by dealers under the securities laws of such jurisdictions as the Representatives may reasonably designate and at the request of the Representatives will make such applications and furnish such consents to service of process or other documents as may be required of it as the issuer of the Stock for that purpose; provided, however, that the Company shall not be required to qualify to do business or to file a general consent (other than that arising out of the offering or sale of the Stock) to service of process in any such jurisdiction where it is not now so subject. The Company will, from time to time, prepare and file such statements and reports as are or may be required of it as the issuer of the Stock to continue such qualifications in effect for so long a period as the Representatives may reasonably request for the distribution of the Stock. The Company will advise the Representatives promptly after the Company becomes aware of the suspension of the qualifications or registration of (or any such exception relating to) the Common Stock of the Company for offering, sale or trading in any jurisdiction or of any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any orders suspending such qualifications, registration or exception, the Company will, with the cooperation of the Representatives use its best efforts to obtain the withdrawal thereof.

                    (vii) The Company will furnish to its stockholders annual reports containing financial statements certified by independent public accountants and with quarterly summary financial information in reasonable detail which may be unaudited. During the period of five
          (5) years from the date hereof, the Company will deliver to the Representatives and, upon request, to each of the other Underwriters concurrently with furnishing to its stockholders copies of each annual report of the Company and each other report furnished by the Company to its stockholders and will deliver to the Representatives, (A) as soon as they are available, copies of any other reports (financial or other) which the Company shall publish or otherwise make available to any of its stockholders as such, (B) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange and (C) from time to time such other information concerning the Company as you may reasonably request. So long as the Company has active subsidiaries, such financial statements will be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally. Separate financial statements shall be furnished for all subsidiaries whose accounts are not consolidated but which at the time are significant subsidiaries as defined in the Rules and Regulations.

                    (viii) The Company will file with the NASD all documents and notices required by the NASD of companies that have securities designated on the Nasdaq National Market and will use its best efforts to list, subject to official notice of effectiveness, on the Nasdaq National Market, the Stock to be issued and sold by the Company.

                    (ix) The Company will maintain a transfer agent and registrar for its Common Stock.

                    (x) Prior to filing its quarterly statements on Form 10-Q, the Company will have its independent auditors perform a limited quarterly review of its quarterly numbers; provided, however, that for
                                                     --------  -------
          one full year commencing the quarter immediately following the First Closing Date, such review shall be in accordance with standards and procedures as set forth in the Statement on Auditing Standards No. 71.

                    (xi) The Company will not, without the prior written consent of Cowen, offer, sell, assign, transfer, encumber, contract to sell, grant an option to purchase or otherwise dispose of, other than by operation of law, gifts, pledges or dispositions by estate representatives, any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock (including, without limitation, Common Stock of the Company which may be deemed to be beneficially owned by the undersigned in accordance with the Rules and Regulations) during the 180 days following the date on which the Purchase Price is set, other than (A) the Company's sale of Common Stock hereunder, (B) the Company's issuance of an aggregate of 2,351,250 shares of Common Stock upon conversion of the Series A Convertible Preferred Stock and the Series B Convertible Preferred Stock simultaneously with the First Closing Date, (C) the Company's issuance of Common Stock upon the exercise of warrants and stock options which are presently outstanding and described in the Prospectus and (D) the Company's issuance of stock options under the 1997 Plan provided that none of such options vest prior to the expiration of such 180-day period.

                    (xii) The Company will apply the net proceeds from the sale of the Stock as set forth in the description under "Use of Proceeds" in the Prospectus, which description complies in all material respects with the requirements of Item 504 of Regulation S-K.

                    (xiii) The Company will supply you with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Stock under the Securities Act.

                    (xiv) Prior to each Closing Date the Company will furnish to you, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company and its subsidiaries, for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectus.

                    (xv) Prior to each Closing Date the Company will issue no press release or other communications directly or indirectly and hold no press conference with respect to the Company or any of its subsidiaries, the financial condition, results of operation, business, prospects, assets or liabilities of any of them, or the offering of the Stock, without Cowen's prior written consent. For a period of twelve (12) months following the latest Closing Date, the Company will use its best efforts to provide to you copies of each press release or other public communications with respect to the financial condition, results of operations, business, prospects, assets or liabilities of the Company concurrently with, or as soon as may reasonably be practicable after the issuance thereof.

                    (xvi) During the period of five (5) years hereafter, the Company will furnish to the Representatives, and upon request of the Representatives, to each of the Underwriters: (A) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent public accountants; (B) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, or the NASD or any securities exchange; and (C) as soon as available, copies of any report or communication of the Company mailed generally to holders of its Common Stock. The Company will deliver to the Representatives similar reports with respect to significant subsidiaries, as that term is defined in the Rules and Regulations, which are not consolidated in the Company's financial statements.

                    (xvii) The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

                    (xviii) Without the prior written consent of Cowen, for a period of one year commencing on the date hereof, the Company will not grant any options to purchase capital stock, or a security convertible to capital stock, of the Company to any person or entity with an exercise or conversion price below 75% of the fair market value (as defined in Section 1 of the 1997 Plan) of the security issuable upon the exercise or conversion thereof.

          (b) Each Selling Stockholder, severally and not jointly, covenants and agrees with the several Underwriters that:

                    (i) No offering, sale, short sale or other disposition of any shares of Common Stock or other capital stock of the Company or other securities convertible, exchangeable or exercisable for shares of Common Stock or derivative of shares of Common Stock owned by such Selling Stockholder or request by such Selling Stockholder for the registration for the offer or sale of any of the foregoing (or as to which such Selling Stockholder has the right to direct the disposition) will be made for a period of 180 days after the date of this Agreement, directly or indirectly, by such Selling Stockholder otherwise than hereunder, as set forth in Section 8(m) herein or with the prior written consent of Cowen.

                    (ii) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 and the Interest and Dividend Tax Compliance Act of 1983 with respect to the transactions herein contemplated, each Selling Stockholder agrees to the extent required by applicable law or regulation to deliver to you prior to or at the First Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

                    (iii) Such Selling Stockholder will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

          5.  Payment of Expenses.  (a) The Company will pay (directly or by
              -------------------
reimbursement) all costs, fees and expenses incurred in connection with expenses incident to the performance of the obligations of the Company and of the Selling Stockholders under this Agreement and in connection with the transactions contemplated hereby, including but not limited to (i) all expenses and taxes incident to the issuance and delivery of the Stock to the Representatives; (ii) all expenses incident to the registration of the Stock under the Securities Act;
(iii) the costs of preparing stock certificates (including printing and engraving costs); (iv) all fees and expenses of the registrar and transfer agent of the Stock; (v) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Stock to the Underwriters; (vi) fees and expenses of the Company's counsel and the Company's independent accountants; (vii) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement, each Preeffective Prospectus and the Prospectus (including all exhibits and financial statements) and all amendments and supplements provided for herein, the Selling Stockholders' Powers of Attorney and Custody Agreement, the "Agreement Among Underwriters" between the Representatives and the Underwriters, the Master Selected Dealers' Agreement, the Underwriters' Questionnaire and the Blue Sky memoranda and this Agreement;
(viii) all filing fees, attorneys' fees and expenses incurred by the Company or the Underwriters in connection with exemptions from the qualifying or registering (or obtaining qualification or registration of) all or any part of the Stock for offer and sale and determination of its eligibility for investment under the Blue Sky or other securities laws of such jurisdictions as the Representatives may designate; provided that the attorneys' fees incurred by the
                               --------
Underwriters in connection with the foregoing shall not in any event exceed $5,000 in the aggregate; (ix) all fees and expenses paid or incurred in connection with filings made with the NASD; and (x) all other costs and expenses incident to the performance of their obligations hereunder which are not otherwise specifically provided for in this Section; provided that (i) except as
                                                     --------
set forth in this Section 5 and in Section 11, the Underwriters shall pay all of their own costs and expenses, including the fees and expenses of their counsel, any transfer taxes on the sale of the Stock by the Underwriters and the expenses of advertising any offering of the Stock made by the Underwriters and (ii) the Company shall not have any obligation to pay or reimburse the expenses of a defaulting Underwriter, as set forth in Sections 11 and 12.

          (b) Except as otherwise agreed with the Company, the Selling Stockholders will pay (directly or by reimbursement) all fees and expenses incident to the performance of their obligations under this Agreement which are not otherwise specifically provided for herein, including but not limited to any fees and expenses of counsel for the Selling Stockholders, the Selling Stockholders' pro rata share of fees and expenses of the Attorneys-in-fact and the Custodian and all expenses and taxes incident to the sale and delivery of the Stock to be sold by the Selling Stockholders to the Underwriters hereunder.

          (c) In addition to their other obligations under Section 6(a) hereof, the Company and each Selling Stockholder, severally but not jointly, agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon (i) any statement or omission or any alleged statement or omission, (ii) any act or failure to act or any alleged act or failure to act or (iii) any breach or inaccuracy in their representations and warranties, they will reimburse each Underwriter on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's and each Selling Stockholder's obligation to reimburse each Underwriter for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, each Underwriter shall promptly return it to the Company and each Selling Stockholder, as the case may be, together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by Citibank, N.A., New York, New York (the "Prime Rate"). Any such interim reimbursement payments which are not made to an Underwriter in a timely manner as provided below shall bear interest at the Prime Rate from the due date for such reimbursement. This expense reimbursement agreement will be in addition to any other liability which the Company or any Selling Stockholder may otherwise have. The request for reimbursement will be sent to the Company with a copy to each Selling Stockholder. In the event that the Company fails to make such reimbursement payment within thirty (30) days of the reimbursement request, the Representatives shall notify the Selling Stockholders of their obligation to make such reimbursement payments within fifteen (15) days; provided, however, that each Selling Stockholder shall be required to advance at such time only its pro rata portion of the reimbursement payment.

          (d) In addition to its other obligations under Section 6(b) hereof, each Underwriter severally agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in Section 6(b) hereof which relates to information furnished to the Company pursuant to Section 6(c) hereof, it will reimburse the Company (and, to the extent applicable, each officer, director or controlling person of the Company or any Selling Stockholder) on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Underwriters' obligation to reimburse the Company (and, to the extent applicable, each officer, director or controlling person of the Company or any Selling Stockholder) for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Company (and, to the extent applicable, each officer, director or controlling person of the Company or any Selling Stockholder) shall promptly return it to the Underwriters together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to the Company within thirty
(30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

          (e) It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in paragraph (c) and/or (d) of this Section 5, including the amounts of any requested reimbursement payments and the method of determining such amounts, shall be settled by arbitration conducted under the provisions of the Constitution and Rules of the Board of Governors of the New York Stock Exchange, Inc. or pursuant to the Code of Arbitration Procedure of the NASD. Any such arbitration must be commenced by service of a written demand for arbitration or written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Such an arbitration would be limited to the operation of the interim reimbursement provisions contained in paragraph (c) and/or (d) of this Section 5 and would not resolve the ultimate propriety or enforceability of the obligation to reimburse expenses which is created by the provisions of
Section 6.

          6.  Indemnification and Contribution.  (a) The Company agrees to
              --------------------------------
indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of the Securities Act and the respective officers, directors, partners, employees, representatives and agents of each of such Underwriter (collectively, the "Underwriter Indemnified Parties" and, each, an "Underwriter Indemnified Party"), against any losses, claims, damages, liabilities or expenses (including the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several, which arise out of or are based in whole or in part upon the Securities Act, the Exchange Act or any other federal, state, local or foreign statute or regulation, or at common law, (i) on the ground or alleged ground that any Preeffective Prospectus, the Registration Statement or the Prospectus (or any Preeffective Prospectus, the Registration Statement or the Prospectus as from time to time amended or supplemented) includes or allegedly includes an untrue statement of a material fact or omits or allegedly omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for use in the preparation thereof or (ii) for any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or expense arising out of or based upon matters covered by clause (i) above (provided that the Company shall not be liable under this clause (ii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or expense resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct; provided that the indemnity agreement set forth in this Section 6(a) with
--------
respect to any Preeffective Prospectus (or the Prospectus if it has been amended or supplemented) shall not inure to the benefit of any Underwriter Indemnified Party from whom the person or entity asserting any loss, claim, damage, liability or expense based upon any untrue or alleged untrue statement of a material fact or omission or alleged omission to state therein a material fact purchased such Stock, if a copy of the Prospectus (or the amendment or supplement to the Prospectus if it shall have been amended or supplemented) in which such untrue or alleged untrue statement or omission or alleged omission was corrected had not been sent or given to such person or entity within the time required by the Securities Act and the Rules and Regulations through no fault of the Company. Promptly after receipt by any Underwriter Indemnified Party of notice of any claim or commencement or any action, such Underwriter Indemnified Party shall, if a claim in respect thereof is to be made against the Company under this
Section 6(a), notify the Company in writing of such claim or action, but the failure to so notify the Company shall not relieve the Company from any liability which it may have to such Underwriter Indemnified Party under this
Section 6(a). The Company will be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but if the Company elects to assume the defense, such defense shall be conducted by counsel chosen by it. In the event the Company elects to assume the defense of any such suit and retain such counsel, any Underwriter Indemnified Parties, defendant or defendants in the suit, may retain not more than one separate counsel but shall bear the fees and expenses of such counsel unless (i) the Company shall have specifically authorized the retaining of such counsel or (ii) the parties to such suit include any such Underwriter Indemnified Parties, and the Company and such Underwriter Indemnified Parties at law or in equity have been advised by counsel to the Underwriters and have reasonably concluded based on such advice that one or more legal defenses may be available to it or them which may not be available to the Company, in which case the Company shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the fees and expenses of such counsel. The Company shall not be liable to indemnify any Underwriter Indemnified Party for any settlement of any such claim or action effected without the Company's consent, which consent shall not be unreasonably withheld. This indemnity agreement is not exclusive and will be in addition to any liability which the Company might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Underwriter Indemnified Party.

          (b) Each of the Selling Stockholders severally, and not jointly, agrees to indemnify and hold harmless each Underwriter Indemnified Party against any losses, claims, damages, liabilities or expenses (including the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several, which arise out of or are based in whole or in part upon the Securities Act, the Exchange Act or any other federal, state, local or foreign statute or regulation, or at common law, on the ground or alleged ground that any Preeffective Prospectus, the Registration Statement or the Prospectus (or any Preeffective Prospectus, the Registration Statement or the Prospectus as from time to time amended or supplemented) includes or allegedly includes an untrue statement of a material fact or omits or allegedly omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Company by any Underwriter, directly or through the Representatives, specifically for use in the preparation thereof. Promptly after receipt by any Underwriter Indemnified Party of notice of any claim or commencement or any action, such Underwriter Indemnified Party shall, if a claim in respect thereof is to be made against a Selling Stockholder under this Section 6(b), notify such Selling Stockholder in writing of such claim or action, but the failure to so notify such Selling Stockholder shall not relieve such Selling Stockholder from any liability which it may have to such Underwriter Indemnified Party under this
Section 6(b). Such Selling Stockholder shall be entitled to participate at his or its own expense in the defense or, if he or it so elects, to assume the defense of any suit brought to enforce any such liability, but if such Selling Stockholder elects to assume the defense, such defense shall be conducted by counsel chosen by him or it. In the event that any Selling Stockholder elects to assume the defense of any such suit and retain such counsel, any Underwriter Indemnified Parties, defendant or defendants in the suit, may retain not more than one separate counsel but shall bear the fees and expenses of such counsel unless (i) such Selling Stockholder shall have specifically authorized the retaining of such counsel or (ii) the parties to such suit include any such Underwriter Indemnified Parties, and such Selling Stockholder and such Underwriter Indemnified Parties at law or in equity have been advised by counsel to the Underwriters and have reasonably concluded based on such advice that one or more legal defenses may be available to it or them which may not be available to such Selling Stockholder, in which case such Selling Stockholder shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the fees and expenses of such counsel. [The liability of Phoenix Home Life Mutual Insurance Company and PHL Global Holding Co. under this Agreement shall not exceed the net proceeds (before deducting offering expenses) received by Phoenix Home Life Mutual Insurance Company or PHL Global Holding Co., as applicable, from the sale of Stock in the Offering.] This indemnity agreement is not exclusive and will be in addition to any liability which the Selling Stockholders might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Underwriter Indemnified Party.

          (c) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act (collectively, the "Company Indemnified Parties") and each Selling Stockholder and each person, if any, who controls a Selling Stockholder within the meaning of the Securities Act (collectively, the "Stockholder Indemnified Parties"), against any losses, claims, damages, liabilities or expenses (including, unless the Underwriter or Underwriters elect to assume the defense, the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several, which arise out of or are based in whole or in part upon the Securities Act, the Exchange Act or any other federal, state, local or foreign statute or regulation, or at common law, on the ground or alleged ground that any Preeffective Prospectus, the Registration Statement or the Prospectus (or any Preeffective Prospectus, the Registration Statement or the Prospectus, as from time to time amended and supplemented) includes or allegedly includes an untrue statement of a material fact or omits or allegedly omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, but only insofar as any such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Company through the Representatives by or on behalf of any Underwriter, specifically for use in the preparation thereof; provided, however, that in no case is such Underwriter to be liable with respect to any claims made against any Company Indemnified Party or Stockholder Indemnified Party against whom the action is brought unless such Company Indemnified Party or Stockholder Indemnified Party shall have notified such Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Company Indemnified Party or Stockholder Indemnified Party, but failure to notify such Underwriter of such claim shall not relieve it from any liability which it may have to any Company Indemnified Party or Stockholder Indemnified Party otherwise than on account of its indemnity agreement contained in this paragraph. Such Underwriter shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but, if such Underwriter elects to assume the defense, such defense shall be conducted by counsel chosen by it. In the event that any Underwriter elects to assume the defense of any such suit and retain such counsel, the Company Indemnified Parties or Stockholder Indemnified Parties and any other Underwriter or Underwriters or controlling person or persons, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel retained by them, respectively. The Underwriter against whom indemnity may be sought shall not be liable to indemnify any person for any settlement of any such claim effected without such Underwriter's consent. This indemnity agreement is not exclusive and will be in addition to any liability which such Underwriter might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to any Company Indemnified Party or Stockholder Indemnified Party.

          (d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to herein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Stock. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions or alleged statements or omissions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, defending, settling or compromising any such claim. Notwithstanding the provisions of this subsection (d), (x) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the shares of the Stock underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and (y) neither Phoenix Home Life Mutual Insurance Company nor PHL Global Holding Co. shall be required to contribute any amount in excess of the net proceeds (before deducting offering expenses) received by it from the sale of Stock in the Offering. The Underwriters' obligations to contribute are several in proportion to their respective underwriting obligations and not joint. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          7.  Survival of Indemnities, Representations, Warranties, etc.  The
              ---------------------------------------------------------
respective indemnities, covenants, agreements, representations, warranties and other statements of the Company, the Selling Stockholders and the several Underwriters, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Selling Stockholders, the Company or any of its officers or directors or any controlling person, and shall survive delivery of and payment for the Stock or termination of this Agreement.

          8.  Conditions of Underwriters' Obligations.  The respective
              ---------------------------------------
obligations of the several Underwriters hereunder shall be subject to the accuracy, at and (except as otherwise stated herein) as of the date hereof, at and as of each Closing Date, of the representations and warranties made herein by the Company and the Selling Stockholders, to compliance at and as of each Closing Date by the Company and the Selling Stockholders with their covenants and agreements herein contained and other provisions hereof to be satisfied at or prior to the Closing Dates, and to the following additional conditions:

              (a) The Registration Statement shall have become effective and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company or the Representatives, shall be threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Representatives. Any filings of the Prospectus, or any supplement thereto, required pursuant to Rule 424(b) or Rule 434 of the Rules and Regulations, shall have been made in the manner and within the time period required by Rule 424(b) and Rule 434 of the Rules and Regulations, as the case may be.

              (b) The Representatives shall have been satisfied that there shall not have occurred any change, on a consolidated basis, prior to each Closing Date in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries considered as a whole and individually, or any change in the capital stock or, except with respect to regularly scheduled payments of interest and principal, short-term or long-term debt of the Company and its subsidiaries considered as a whole and individually, such that (i) the Registration Statement or the Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact which, in the reasonable opinion of the Representatives, is material, or omits to state a fact which, in the reasonable opinion of the Representatives, is required to be stated therein or is necessary to make the statements therein not misleading, or (ii) it is unpracticable in the reasonable judgment of the Representatives to proceed with the public offering or purchase the Stock as contemplated hereby.

              (c) The Representatives shall be satisfied that no legal or governmental action, suit or proceeding affecting the Company which is material and adverse to the Company or which affects or may affect the Company's or the Selling Stockholders' ability to perform their respective obligations under this Agreement shall have been instituted or threatened and there shall have occurred no material adverse development in any such existing action, suit or proceeding.

              (d) At the time of execution of this Agreement, the Representatives shall have received from Ernst & Young LLP, independent certified public accountants, a letter, dated the date hereof, in form and substance satisfactory to the Underwriters.

              (e) The Representatives shall have received from Ernst & Young LLP, independent certified public accountants, a letter, dated each Closing Date, to the effect that such accountants reaffirm, as of each Closing Date, and as though made on each Closing Date, the statements made in the letter furnished by such accountants pursuant to paragraph (d) of this
     Section 8.

              (f) The Representatives shall have received from Mintz Levin, counsel for the Company and the Selling Stockholders, an opinion, dated each Closing Date, substantially to the effect set forth on Exhibit I hereto.

              (g) The Representatives shall have received from Kelley Drye & Warren LLP, local Indian counsel for the Company and the Selling Stockholders, opinions, dated each Closing Date, substantially to the effect set forth on Exhibit II hereto.

              (h) The Representatives shall have from Iqbal M. Rajahbalee, local Mauritius counsel for the Company and the Selling Stockholders, an opinion, dated each Closing Date, addressed to the Underwriters substantially to the effect set forth on Exhibit III.

              (i) The Representatives shall have received from Buchanan Ingersoll, counsel for the Underwriters, their opinion or opinions dated each Closing Date with respect to the incorporation of the Company, the validity of the Stock, the Registration Statement and the Prospectus and such other related matters as it may reasonably request, and the Company and the Selling Stockholders shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters.

              (j) The Representatives shall have received a certificate, dated each Closing Date, of the chief executive officer or the President and the chief financial or accounting officer of the Company to the effect that:

                         (i) No stop order suspending the effectiveness of the Registration Statement has been issued, and, to the knowledge of the signers, no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act;

                         (ii) Neither any Preeffective Prospectus, as of its date, nor the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, as of the time when the Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                         (iii) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as set forth or contemplated in the Prospectus, neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, nor entered into any material transactions, not in the ordinary course of business and there has not been any material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries considered individually and as a whole, or any change in the capital stock, or, except with respect to regularly scheduled payments of interest and principal, short-term or long-term debt of the Company and its subsidiaries considered individually and as a whole;

                         (iv) The representations and warranties of the Company in this Agreement are true and correct in all material respects at and as of each Closing Date, and the Company has complied in all material respects with all the agreements and performed or satisfied all the conditions on its part to be performed or satisfied at or prior to each Closing Date; and

                         (v) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as disclosed in or contemplated by the Prospectus, (i) there has not been any material adverse change or a development involving a material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries considered as a whole and individually; (ii) the business and operations conducted by the Company and its subsidiaries have not sustained a loss by strike, fire, flood, accident or other calamity (whether or not insured) of such a character as to interfere materially with the conduct of the business and operations of the Company and its subsidiaries considered as a whole and individually; (iii) no legal or governmental action, suit or proceeding is pending or to the Company's knowledge threatened against the Company which is material to the Company, whether or not arising from transactions in the ordinary course of business, or which may materially and adversely affect the transactions contemplated by this Agreement; (iv) since such dates and except as so disclosed, the Company has not incurred any material liability or obligation, direct, contingent or indirect, made any change in its capital stock (except pursuant to its stock plans), made any material change in its short-term or funded debt or repurchased or otherwise acquired any of the Company's capital stock; and (v) the Company has not declared or paid any dividend, or made any other distribution, upon its outstanding capital stock payable to stockholders of record on a date prior to each Closing Date.

               (k) The Representatives shall have received a certificate or certificates, dated each Closing Date, of each Selling Stockholder to the effect that as of the Closing Date his or its representations and warranties in this Agreement are true and correct in all material respects as if made on and as of each Closing Date, and that he or it has performed in all material respects all its obligations and satisfied all the conditions on his or its part to be performed or satisfied at or prior to the Closing Date.

               (l) The Company and each Selling Stockholder shall have furnished to the Representatives such additional certificates as the Representatives may have reasonably requested as to the accuracy in all material respects, at and as of the Closing Dates, of the representations and warranties made herein by them and as to compliance in all material respects at and as of each Closing Date by them with their covenants and agreements herein contained and other provisions hereof to be satisfied at or prior to the Closing Dates, and as to satisfaction of the other conditions to the obligations of the Underwriters hereunder.

               (m) Cowen shall have received written agreements from each of the officers, directors and holders of Common Stock and holders of vested options to acquire Common Stock of the Company set forth on Schedule C hereto that each will not offer, sell, assign, transfer, encumber, contract to sell, grant an option to purchase or otherwise dispose of other than by operation of law, gifts, pledges or disposition by estate representatives, any shares of Common Stock (including, without limitation, Common Stock which may be deemed to be beneficially owned by such officer, director or holder in accordance with the Rules and Regulations) during the 180 days following the date of the final Prospectus, except for the Stock being sold hereunder by the Selling Stockholders.

               (n) The Nasdaq National Market shall have approved the Stock for listing, subject only to official notice of effectiveness.

               All opinions, certificates, letters and other documents will be in compliance with the provisions hereunder only if they are reasonably satisfactory in form and substance to the Representatives. The Company will furnish to the Representatives conformed copies of such opinions, certificates, letters and other documents as the Representatives shall reasonably request. If any of the conditions hereinabove provided for in this Section shall not have been satisfied when and as required by this Agreement, this Agreement may be terminated by the Representatives by notifying the Company of such termination in writing or by telegram at or prior to each Closing Date, but Cowen, on behalf of the Representatives, shall be entitled to waive any of such conditions.

          9.  Effective Date.  This Agreement shall become effective immediately
              --------------
as to Sections 5, 6, 7, 9, 10, 11, 13, 14, 15, 16 and 17 and, as to all other provisions, at 11:00 a.m. New York City time on the first full business day following the effectiveness of the Registration Statement or at such earlier time after the Registration Statement becomes effective as the Representatives may determine on and by notice to the Company or by release of any of the Stock for sale to the public. For the purposes of this Section 9, the Stock shall be deemed to have been so released upon the release for publication of any newspaper advertisement relating to the Stock or upon the release by you of telegrams (i) advising Underwriters that the shares of Stock are released for public offering or (ii) offering the Stock for sale to securities dealers, whichever may occur first.

          10.  Termination.  This Agreement (except for the provisions of
               -----------
Section 5) may be terminated by the Company at any time before it becomes effective in accordance with Section 9 by notice to the Representatives and may be terminated by the Representatives at any time before it becomes effective in accordance with Section 9 by notice to the Company. In the event of any termination of this Agreement under this or any other provision of this Agreement, there shall be no liability of any party to this Agreement to any other party, other than as provided in Sections 5, 6 and 11 and other than as provided in Section 12 as to the liability of defaulting Underwriters.

          This Agreement may be terminated after it becomes effective by the Representatives by notice to the Company (i) if at or prior to the First Closing Date or the Option Closing Date (only for such portion) trading in securities on the Nasdaq National Market, the American Stock Exchange or the New York Stock Exchange shall have been suspended or minimum or maximum prices shall have been established on such exchange or market, or a banking moratorium shall have been declared by New York or United States authorities; (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) if at or prior to the First Closing Date or the Option Closing Date (only for such portion) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power or of any other insurrection or armed conflict involving the United States or (B) any change in financial markets or any calamity or crisis which, in either case (A) or (B) in the judgment of the Representatives, makes it impractical or inadvisable to offer or sell the Firm Stock or Optional Stock, as applicable, on the terms contemplated by the Prospectus; (iv) if there shall have been any development or prospective development involving particularly the business or properties or securities of the Company or any of its subsidiaries or the transactions contemplated by this Agreement, which, in the judgment of the Representatives, makes it impracticable or inadvisable to offer or deliver the Firm Stock or the Optional Stock, as applicable, on the terms contemplated by the Prospectus; (v) if there shall be any litigation or proceeding, pending or threatened, which, in the judgment of the Representatives, makes it impracticable or inadvisable to offer or deliver the Firm Stock or Optional Stock, as applicable, on the terms contemplated by the Prospectus; or (vi) if there shall have occurred any of the events specified in the immediately preceding clauses (i) - (v) together with any other such event that makes it, in the judgment of the Representatives, impractical or inadvisable to offer or deliver the Firm Stock or Optional Stock, as applicable, on the terms contemplated by the Prospectus.

          11.  Reimbursement of Underwriters.  Notwithstanding any other
               -----------------------------
provisions hereof, if this Agreement shall not become effective by reason of any election of the Company or the Selling Stockholders pursuant to the first paragraph of Section 10 or shall be terminated by the Representatives under
Section 8 or Section 10, the Company will bear and pay the expenses specified in
Section 5 hereof and, in addition to its their obligations pursuant to Section 6 hereof, the Company will reimburse the reasonable out-of-pocket expenses of the several Underwriters (including reasonable fees and disbursements of counsel for the Underwriters) incurred in connection with this Agreement and the proposed purchase of the Stock, and promptly upon demand the Company will pay such amounts to you as Representatives; provided that (i) this Section 11 shall not
                                   --------
apply (A) if this Agreement shall have been terminated by the Representatives upon any failure, refusal or inability of the Company to perform any condition to be fulfilled by it hereunder, which failure, refusal or inability to perform any agreement or fulfill any condition is due to the default or omission of any Underwriter under this Agreement or (B) if this Agreement shall have been terminated under Section 12 following the default or defaults of any Underwriter, and (ii) the Company shall have no such obligation to pay or reimburse the expenses if any Underwriter who shall have defaulted in its obligation to purchase shares of Stock hereunder.

          12.  Substitution of Underwriters.  If any Underwriter or Underwriters
               ----------------------------
shall default in its or their obligations to purchase shares of Stock hereunder and the aggregate number of shares which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed ten percent (10%) of the total number of shares underwritten, the other Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the shares which such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter or Underwriters shall so default and the aggregate number of shares with respect to which such default or defaults occur is more than ten percent (10%) of the total number of shares underwritten and arrangements satisfactory to the Representatives and the Company for the purchase of such shares by other persons are not made within forty-eight (48) hours after such default, this Agreement shall terminate.

          If the remaining Underwriters or substituted Underwriters are required hereby or agree to take up all or part of the shares of Stock of a defaulting Underwriter or Underwriters as provided in this Section 12, (i) the Company and the Selling Stockholders shall have the right to postpone any Closing Date for a period of not more than five (5) full business days in order that the Company and the Selling Stockholders may effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary, and (ii) the respective numbers of shares to be purchased by the remaining Underwriters or substituted Underwriters shall be taken as the basis of their underwriting obligation for all purposes of this Agreement. Nothing herein contained shall relieve any defaulting Underwriter of its liability to the Company, the Selling Stockholders or the other Underwriters for damages occasioned by its default hereunder. Any termination of this Agreement pursuant to this Section 12 shall be without liability on the part of any non-defaulting Underwriter, the Selling Stockholders or the Company, except for expenses to be paid or reimbursed pursuant to Section 5 and except for the provisions of Section 6.

          13.  Notices.  All communications hereunder shall be in writing and,
               -------
if sent to the Underwriters shall be mailed, delivered or telecopied and confirmed to you, as their Representatives c/o Cowen & Company at Financial Square, New York, New York 10005, with a copy to Buchanan Ingersoll, College Centre, 500 College Road East, Princeton, New Jersey 08540, Attention: David J. Sorin, except that notices given to an Underwriter pursuant to Section 6 hereof shall be sent to such Underwriter at the address furnished by the Representatives or, if sent to the Company or the Selling Stockholders, shall be mailed, delivered or telecopied and confirmed c/o Command Systems, Inc., 76 Batterson Park Road, Farmington, Connecticut 06032, with a copy to Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. at One Financial Center, Boston, Massachusetts 02111, Attention: Lewis J. Geffen.

          14.  Successors.  This Agreement shall inure to the benefit of and be
               ----------
binding upon the several Underwriters, the Company and the Selling Stockholders and their respective successors and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company and the Selling Stockholders contained in this Agreement shall also be for the benefit of the person or persons entitled to the benefit of the provisions of Section 6 and each person, if any, who controls any Underwriter or Underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the indemnities of the several Underwriters shall also be for the benefit of each director of the Company, each of its officers who has signed the Registration Statement and the person or persons entitled to the benefit of
Section 6 and each person, if any, who controls the Company or any Selling Stockholders within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.

          15.  Applicable Law; Submission to Jurisdiction.  This Agreement shall
               ------------------------------------------
be governed by and construed in accordance with the laws of the State of New York, without giving effect to its conflict-of-law principles. Each of the parties hereto consents to the jurisdiction of and venue in federal and state courts located in the Borough of Manhattan, City and State of New York, over any suit, action or proceeding with respect to this Agreement.

          16.  Authority of the Representatives.  In connection with this
               --------------------------------
Agreement, you will act for and on behalf of the several Underwriters, and any action taken under this Agreement by Cowen, as Representative, will be binding on all the Underwriters; and any action taken under this Agreement by any of the Attorneys-in-fact will be binding on all the Selling Stockholders.

          17.  Partial Unenforceability.  The invalidity or unenforceability of
               ------------------------
any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

          18.  General.  This Agreement constitutes the entire agreement of the
               -------
parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

          In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company, the Selling Stockholders and the Representatives.

          19.  Counterparts.  This Agreement may be signed in two (2) or more
               ------------
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          Any person executing and delivering this Agreement as Attorney-in-fact for the Selling Stockholders represents by so doing that he has been duly appointed as Attorney-in-fact by such Selling Stockholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-fact to take such action.

                                   * * * * *

          If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us.

                                Very truly yours,

                                COMMAND SYSTEMS, INC.

                                By:
                                   ------------------------------
                                    Name:  Edward G. Caputo
                                    Title: President

                                SELLING STOCKHOLDERS LISTED
                                IN SCHEDULE B

                                By: Attorney-in-fact


                                    By:
                                       --------------------------
                                           Attorney-in-fact
                                    Acting on behalf of the Selling Stockholders
                                    listed in Schedule B.

Accepted and delivered in
New York, New York as of
the date first above written.

COWEN & COMPANY
VOLPE BROWN WHELAN & COMPANY, LLC
      Acting on their own behalf
      and as Representatives of the several
      Underwriters referred to in the
      foregoing Agreement.

By: Cowen & Company

By: Cowen Incorporated,
      its general partner

By:
   ------------------------------
 Title:

                                   SCHEDULE A



                                                              Number of shares      Number of shares
                                                              of Firm Stock to      of Optional Stock
                                                                Be Purchased        to Be Purchased
                                                                ------------        ---------------
Name
----

Cowen & Company.........................................           [         ]           [         ]
Volpe Brown Whelan & Company, LLC.......................           [         ]           [         ]



















                                                                      -------               -------
Total...................................................             2,400,000               360,000

                                  SCHEDULE B


                                                                                    Number of
                                                     Number of Firm Shares to     Optional Shares
                                                              Be Sold                to Be Sold
                                                     -------------------------    ----------------
Command Systems, Inc..............................              2,100,000                    0

Selling Stockholders
--------------------
Edward G. Caputo..................................                [     ]              [180,000]
Phoenix Home Life Mutual Insurance Company........                [     ]                [     ]
PHL Global Holding Co.............................                [     ]                [     ]

                                                                   -----                  -----
Total.............................................              2,400,000               360,000
                                                                =========               =======

                                  SCHEDULE C

                               Edward G. Caputo
                              Stephen L. Willcox
                                Robert D. Dixon
                                 Glenn M. King
                                  Lee Lapioli
                               David R. Wheeland
                                Mary Lou Welch
                              John J. C. Herndon
                                James M. Oates
                                 Russell Adams
                              Pamela A. Broderick
                               Holly R. Neumann
                               Stephen C. Chasse
                              William L. Tamburro
                  Phoenix Home Life Mutual Insurance Company
                             PHL Global Holding co.

                                   EXHIBIT I

                          FORM OF MINTZ LEVIN OPINION

                                                                          [Date]

Cowen & Company
Volpe Brown Whelan & Company, LLC
          As representatives of the several
          Underwriters named in Schedule A

c/o Cowen & Company
Financial Square
New York, New York  10005

     Re:  Command Systems, Inc.
          ---------------------
     2,400,000 Shares of Common Stock

Dear Sirs:

     We have acted as counsel for Command Systems, Inc., a Delaware corporation (the "Company"), in connection with the sale by the Company and purchase of 2,400,000 shares of Common Stock, par value $.01 per share, of the Company (the "Shares") by the several Underwriters listed in Schedule A to the Underwriting Agreement, dated ________________ ____, 1998 among the Company, Cowen & Company and Volpe Brown Whelan & Company, LLC, as representatives of the several Underwriters named therein (the "Underwriting Agreement"). This opinion is being furnished pursuant to Section 8(f) of the Underwriting Agreement. All defined terms not defined herein shall have the meanings ascribed to them in the Underwriting Agreement.

We are of the opinion that:

1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware. The Company is duly qualified to do business and in good standing as a foreign corporation in Connecticut, Massachusetts and New York, which constitute all of the jurisdictions wherein the failure to be so qualified could reasonably be expected to have a material adverse effect on the business, assets, operations or results of operations of the Company. The Company has all power and authority necessary to own or hold its properties and conduct the business in which it is engaged.

2. The authorized, issued and outstanding capital stock is as set forth in the Prospectus under the caption "Capitalization", and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, including the shares of Stock to be sold by the Selling Stockholders pursuant to the Underwriting Agreement, are fully paid and non-assessable and all of the Shares to be issued and sold by the Company to the Underwriters pursuant to the Underwriting Agreement, have been duly and validly authorized and, when issued and delivered against payment therefor as provided for in the Underwriting Agreement, shall be duly and validly issued, fully paid and non-assessable; and, to our knowledge, all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; and the Company has granted options to purchase shares of the Company's capital stock as set forth in the Prospectus, and all such granted options have been duly and validly authorized by the Company and conform to the descriptions thereof set forth in the Prospectus.

3. Except as described in the Prospectus, to our knowledge, there are no outstanding securities of the Company convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company and there are no outstanding or authorized options, warrants or rights of any character obligating the Company to issue any shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of such stock; and except as described in the Prospectus, to our knowledge, no holder of any securities of the Company or any other person has the right, contractual or otherwise, which has not been satisfied or effectively waived, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the shares of Stock or the right to have any shares of Stock or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the Securities Act of any shares of Stock or other securities of the Company.

4. The shares of Stock conform in all material respects to the description thereof contained in the Prospectus, and the form of certificate used to evidence the shares of Stock is in due and proper form and complies in all material respects with all applicable statutory requirements.

5. There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any of the Shares pursuant to the Company's Amended and Restated Certificate of Incorporation or By-Laws or, except with respect to the Co-Sale Agreement, any agreement or other instrument.

6. Based solely on our inquiry of the Company's President and Chief Executive Officer, or otherwise to our knowledge, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its Subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, could have a material adverse effect on the Company and its subsidiaries; and, to our knowledge, no such proceedings are threatened or contemplated by governmental authorities or other third parties.

7. The Company and each of its subsidiaries owns or possesses all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned by them or any of them or necessary for the conduct of their respective businesses, and we are not aware of any claim to the contrary or any challenge or basis for challenge by any other person to the rights of the Company or any of its subsidiaries with respect to the foregoing.

8. The Company has full corporate power and authority to enter into the Underwriting Agreement and to perform its obligations thereunder (including to issue, sell and deliver the Shares), and the Underwriting Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or the public policy underlying such laws.

9. The execution, delivery and performance of the Underwriting Agreement and the consummation of the transactions therein contemplated (other than with respect to Sections 5(c), 5(d) and 5(e) and Section 6 thereof, as to which we express no opinion) will not result in a breach or violation of any of the terms or provisions of or constitute a default under (A) the Amended and Restated Certificate of Incorporation or By-Laws of the Company or (B) to our knowledge, any indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or any of their properties is or may be bound, or, to our knowledge, any law, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or, to our knowledge, result in the creation of a lien.

10. No consent, approval, authorization or filing by or with any governmental agency or body is required in connection with the execution and delivery by the Company of the Underwriting Agreement and the issuance and sale by the Company of the Stock to the Underwriters, except such as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or under the Securities Act or the securities or "Blue Sky" laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters.

11. The execution, delivery and performance of the Exchange Documents by the Company and Command Mauritius and the consummation of the transactions therein contemplated by the Company and Command Mauritius did not and will not result in a breach or violation of any of the terms or provisions of or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under (A) the Amended and Restated Certificate of Incorporation or By-Laws of the Company or (B) to our knowledge, any indenture, mortgage, deed of trust, note agreement or other agreement or instrument by which the Company or any of its properties is or may be bound, or, to our knowledge, any law, order, rule or regulation of any court or governmental agency or body having jurisdiction over such party or any of its properties or, to our knowledge, will result in the creation of a lien. To our knowledge, each of the Exchange Documents is in full force and effect and the parties thereto are in full compliance with all their obligations under such agreements. To our knowledge, except with respect to the Exchange Documents, as otherwise disclosed in the Registration Statement and Prospectus or otherwise disclosed in writing to Cowen, there are no agreements, contracts, commitments, undertakings, or other arrangements, whether oral or written, between, among or involving the Company or any of its subsidiaries or affiliates and Phoenix or any of its subsidiaries or affiliates.

     12. To our knowledge, the Company and each of its subsidiaries are in material compliance with, and conduct their businesses in material conformity with, all applicable federal, state and local laws, rules and regulations, including, but not limited to, those of any governmental agency, court or tribunal; to our knowledge, no prospective change in any of such federal, state, local or foreign laws, rules or regulations has been adopted which, when made effective, would have a material adverse effect on the operations of the Company and its subsidiaries.

     13. The Underwriting Agreement has been duly authorized, executed and delivered by the Company and by or on behalf of each Selling Stockholder. The Power of Attorney and Custody Agreement has been duly authorized, executed and delivered by or on behalf of each Selling Stockholder. Each Attorney-in-Fact has been duly authorized by each Selling Stockholder to deliver the Stock to be so sold by such Selling Stockholder on behalf of such Selling Stockholder in accordance with the terms of this Agreement.

     14. Immediately prior to the applicable Closing Date, to our knowledge after due inquiry of corporate books and records, review of certificates representing the Shares to be sold by each Selling Stockholder and review of all representations and warranties by and certificates from such Selling Stockholder, each Selling Stockholder had good and valid title to the Stock to be sold by such Selling Stockholder hereunder on such date, free and clear of all liens, encumbrances, equities and claims. Each Selling Stockholder has full legal right, power and authority, and has obtained any approval required by law (other than as required by State securities and Blue Sky laws as to which such counsel need express no opinion), to sell, assign, transfer and deliver the Stock to be sold by such Selling Stockholder.

     15. Upon the Underwriters obtaining control of the Shares to be sold by the Selling Stockholders and assuming the Underwriters purchased such Shares for value and without notice of any adverse claim to such Shares within the meaning of Section 8-102 of the Uniform Commercial Code as in effect in the State of New Jersey, the Underwriters will have acquired all rights of the Selling Stockholders in such Shares free of any adverse claim, any lien in favor of the Company and any restrictions on transfer imposed by the Company.

     16. We have been orally advised by a member of the Commission's staff that the Registration Statement was declared effective under the Securities Act as of ___________ ___, 1998. The Prospectus was filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in the manner and within the time period prescribed by Rule 424(b) and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission.

     17. The Registration Statement and the Prospectus and any amendments or supplements thereto, as of the effective date of the Registration Statement, complied as to form in all material respects with the applicable requirements of the Securities Act and the Rules and

Regulations (except that we express no opinion as to the financial statements and notes thereto, schedules or other financial information included therein).

     18. To our knowledge, there are no contracts or other documents which are required by the Securities Act or by the Rules and Regulations to be described in the Prospectus or filed as exhibits to the Registration Statement which have not been so described or filed as required.

     19. Other than as described in the Prospectus, to our knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied) to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to this Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

     20. The descriptions in the Registration Statement and Prospectus of statutes, rules, regulations, legal or governmental proceedings, contracts and other documents are accurate and such descriptions fairly present the information required to be disclosed; and to the best of our knowledge, there are no legal or governmental proceedings, statutes, rules or regulations, or any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

     21. The statements (i) in the Prospectus under the captions "Description of Capital Stock," "Certain Transactions," and "Shares Eligible for Future Sale" and (ii) in Item 14 of the Registration Statement, insofar as such statements constitute matters of law or legal conclusions, have been reviewed by us and fairly present, in all material respects, the matters referred to therein.

     22.  To our knowledge, the Company has complied with all provisions of
Section 517.075 of the Florida Statutes (Chapter 92 198; Laws of Florida).

     23. The Company is not, nor will it be immediately after receiving the proceeds from the sale of the Shares, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

     24. The Company is not and will not become, as a result of the consummation of the transactions and contemplated by the Underwriting Agreement, and the application of the net proceeds therefrom as described in the Prospectus, (A) a controlled foreign corporation, as such term is defined in the Code, (B) a passive foreign investment company within the meaning of Section 1296(a) of the Code or (C) a foreign personal holding corporation, as such term is defined in the Code.

     25. Based on a letter dated ____________ ___, 1998 from The Nasdaq Stock Market, Inc., the shares of Stock to be sold under the Underwriting Agreement to the Underwriters are duly authorized for quotation and trading on the Nasdaq National Market, subject to official notice of effectiveness.

     The foregoing opinion is limited to matters governed by the Federal laws of the United States of America and the Delaware General Corporation Law.

In rendering such opinion, Mintz Levin may rely (A) as to all matters governed other than by United States federal laws and the laws of the State of Delaware on local counsel in the relevant jurisdictions reasonably satisfactory to the Representatives and counsel to the Underwriters, provided that in each case Mintz Levin shall state that they believe that they and the Underwriters are justified in relying on such other counsel; and (B) as to matters of fact, to the extent they deem proper, on the representations and warranties of the Company set forth in this Agreement and on certificates of responsible officers of the Company or its subsidiaries and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company or of its subsidiaries; provided that copies of any such statements or certificates shall be delivered to counsel to the Underwriters

We participated in the preparation by the Company of the Registration Statement and the Prospectus, including review and discussion of the contents thereof, with officers and other representatives of the Company, representatives of the independent public accountants for the Company and representatives of the Underwriters and their counsel, during which the contents of the Registration Statement and the Prospectus were discussed at length. There is no assurance, however, that all possible material facts as to the Company were disclosed at such conferences, and we cannot vouch for the accuracy or completeness of the statements contained in the Registration Statement or Prospectus, other than to the extent specifically set forth in Paragraphs 20 and 21 above. However, nothing has come to our attention which has caused us to believe that (A) the Registration Statement, as of the time it became effective under the Securities Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the Prospectus, or any supplement thereto, on the date it was filed pursuant to the Rules and Regulations and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that we express no view as to financial statements and notes thereto, schedules and other financial and statistical information included therein).

                               Very truly yours,

                                  EXHIBIT II

                        Form of Indian Counsel Opinion


               (i) Command India has been duly incorporated as a private company under the provisions of the Companies Act, 1956 which is the law governing, inter alia, unlimited liability companies in India. Command India is validly existing as a private company in good standing under the laws of India.

               (ii) Command India has corporate power and authority to own, lease and operate its properties, and to conduct its business as described in the Registration Statement.

               (iii) Command India is entitled to the benefit of all instruments (including, but not limited to, contracts, leases, lease deeds, bonds, agreements, permissions, and approval certificates) acquired by it prior to and after consummation of the transactions contemplated by the Exchange Agreement and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, charge or equity.

               (iv) Command India is duly qualified as a company incorporated under the Companies Act, 1956 to transact business and is in good standing in each Indian jurisdiction in which such qualification is required. All of the issued and outstanding capital stock of Command India has been duly authorized and validly issued, is fully paid and non-assessable and is owned of record by Command Mauritius, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, charge or equity, and no options, warrants or other rights to purchase, agreements or other obligations to issue, or other rights to convert, any obligations into shares of capital or ownership interest in Command India are outstanding.

               (v) All contracts and documents with respect to Command India summarized in the Registration Statement or the Prospectus are fairly summarized in all material respects.

               (vi) Such counsel is not aware of any litigation or governmental or other action, suit, proceeding or investigation before any court or before or by any public, regulatory or governmental agency or body including, but not limited to, investigations and proceedings against Command India known to such counsel to be pending or threatened against, or involving the properties or business of, the Company or Command India.

               (vii) Except for the approvals of the Reserve Bank of India with respect to the Exchange Documents, which have been obtained, no authorization, approval, consent or order of any court or governmental authority or agency is required in connection with the execution of the Exchange Documents; to the best of such counsel's knowledge, the execution, delivery and performance of the Exchange Documents and the consummation of the transactions contemplated therein and compliance by each of the parties thereto will not conflict with or constitute a breach of, or default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Command India or the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, note agreement, or other agreement or instrument to which Command India or the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the properties or assets of Command India or the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Memorandum and Articles of Association of Command India or the Certificate of Incorporation of the Company, or any applicable law, administrative regulation or any order, rule or regulation known to such counsel of any court, regulatory body, administrative agency or other governmental body having jurisdiction over Command India or the Company or any of its subsidiaries.

               (viii) Nothing has come to such counsel's attention which indicates that Command India is not conducting its business in compliance with all laws, rules and regulations of India except for such violations that would not, individually or in the aggregate, have a material adverse effect on Command India's condition (financial or otherwise), properties, business, management, prospects, net worth or results.

               (ix) Command India is not subject to any current claim and has not received any notice of infringement or other violation of any Intellectual Property of others; to the best of such counsel's knowledge, (A) there are no legal or governmental proceedings pending relating to Intellectual Property owned or used by Command India and
          (B) no such proceedings, including without limitation interference proceedings, are currently threatened or contemplated by governmental authorities or others; such counsel has no knowledge of any facts which would preclude Command India from having clear title to Command India's Intellectual Property. Such counsel has no knowledge of any facts that Command India lacks any rights or licenses to use all Intellectual Property materially necessary to the conduct of its business as now being or proposed to be conducted by Command India as described in the Prospectus. To such counsel's knowledge, Command India has not received any notice of conflict with rights or claims of others with respect to any Intellectual Property owned or currently being used by, or intended to be used by it, except as described in the Prospectus.

               In rendering such opinion, ____________________ may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of Command India or its subsidiaries and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of Command Mauritius or its subsidiaries; provided that copies of any such statements or certificates shall be delivered to counsel to the Underwriters. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that the Registration Statement, as of the time it became effective under the Securities Act (but after giving effect to any modifications incorporated therein pursuant to Rule 430A under the Securities Act), contained, in relation to Command Mauritius, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment to the supplement thereto, on the date it was filed pursuant to Rule 424(b), and the Registration Statement and the Prospectus, or any amendment or supplement thereto, as of the Closing Date, contain, in relation to Command Mauritius, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need express no view as to financial statements, schedules and other financial information included therein). With respect to such statement, ____________________ may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

                                  EXHIBIT III

                       Form of Mauritius Counsel Opinion


               (i) Command Mauritius has been duly incorporated as a ____________ company under the provisions of the ____________ which is the law governing, inter alia, ____________ companies in Mauritius. Command Mauritius is validly existing as a ____________ company in good standing under the laws of Mauritius.

               (ii) Command Mauritius has corporate power and authority to own, lease and operate its properties, and to conduct its business as described in the Registration Statement.

               (iii) Command Mauritius is a holding company formed for the purpose of owning the capital stock of Command India. Command Mauritius conducts no business activities other than holding such stock and making appropriate filings and fee or franchise tax payments required to maintain its existence as a ____________ company is good standing under the laws of Mauritius and any other jurisdictions wherein it is required to be in good standing for the purposes of owning capital stock of Command India. To our best knowledge, Command Mauritius has no material liabilities, commitments, or obligations, whether indebtedness or otherwise, and is not a party to or bound by any other agreement, document or instrument, other than its organizational documents and subscription documents relating to its ownership of Command India capital stock.

               (iv) Command Mauritius is duly qualified as a ____________ company incorporated under the ____________ to transact business and is in good standing in each jurisdiction in which such qualification is required. All of the issued and outstanding capital stock of Command Mauritius has been duly authorized and validly issued, is fully paid and non-assessable and is owned of record by Command Systems, Inc., free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, charge or equity, and no options, warrants or other rights to purchase, agreements or other obligations to issue, or other rights to convert, any obligations into shares of capital or ownership interest in Command Mauritius are outstanding.

               (v) Such counsel is not aware of any litigation or governmental or other action, suit, proceeding or investigation before any court or before or by any public, regulatory or governmental agency or body including, but not limited to, investigations and proceedings against Command Mauritius known to such counsel to be pending or threatened against, or involving the properties or business of, the Company or Command Mauritius.

               (vi) Except for the approvals of the Reserve Bank of India with respect to the Exchange Documents, no authorization, approval, consent or order of any court or governmental authority or agency was required in connection with the execution of the Exchange Documents; to the best of such counsel's knowledge, the execution, delivery and performance of the Exchange Documents and the consummation of the transactions contemplated therein and compliance by each of the parties thereto will not conflict with or constitute a breach of, or default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Command Mauritius or the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, note agreement, or other agreement or instrument to which Command Mauritius or the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the properties or assets of Command Mauritius or the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the ____________ of Command Mauritius or the Certificate of Incorporation of the Company, or any applicable law, administrative regulation or any order, rule or regulation known to such counsel of any court, regulatory body, administrative agency or other governmental body having jurisdiction over Command Mauritius or the Company or any of its subsidiaries.

               (vii) Nothing has come to such counsel's attention which indicates that Command Mauritius is not conducting its business in compliance with all laws, rules and regulations of Mauritius except for such violations that would not, individually or in the aggregate, have a material adverse effect on Command Mauritius's condition (financial or otherwise), properties, business, management, prospects, net worth or results.

               In rendering such opinion, ____________________ may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of Command India or its subsidiaries and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of Command India or its subsidiaries; provided that copies of any such statements or certificates shall be delivered to counsel to the Underwriters. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that the Registration Statement, as of the time it became effective under the Securities Act (but after giving effect to any modifications incorporated therein pursuant to Rule 430A under the Securities Act), contained, in relation to Command India, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment to the supplement thereto, on the date it was filed pursuant to Rule 424(b), and the Registration Statement and the Prospectus, or any amendment or supplement thereto, as of the Closing Date, contain, in relation to Command India, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need express no view as to financial statements, schedules and other financial information included therein). With respect to such statement, ____________________ may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.